Exhibit 10.85

AMENDMENT NO. 11 AND CONSENT TO LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 11 AND CONSENT TO LOAN AND SECURITY AGREEMENT, dated as of November 29, 2006 (this “Amendment No. 11”), entered into by and among Wachovia Bank, National Association, successor by merger to Congress Financial Corporation (Florida), in its capacity as agent acting for and on behalf of the parties to the Loan Agreement (as hereinafter defined) as lenders (in such capacity, “Agent”), the parties to the Loan Agreement as lenders (individually a “Lender” and collectively, “Lenders”), Supreme International, LLC, a Delaware limited liability company formerly known as Supreme International, Inc. (“Supreme”), Jantzen, LLC, a Delaware limited liability company formerly known as Jantzen, Inc. (“Jantzen”), Perry Ellis Menswear, LLC, a Delaware limited liability company formerly known as Perry Ellis Menswear, Inc. (“Perry Ellis Menswear”), Perry Ellis Europe Limited, formerly known as Farah Manufacturing (U.K.) Limited, a private limited company incorporated in England and Wales (“Perry Europe”), Salant Holding, LLC, a Delaware limited liability company formerly known as Salant Holding Corporation (“Salant Holding” and together with Supreme, Jantzen, Perry Europe and Perry Ellis Menswear, each individually “Borrower” and collectively, “Borrowers”), Perry Ellis International, Inc., a Florida corporation (“Parent”), PEI Licensing, Inc., a Delaware corporation (“PEI Licensing”), Jantzen Apparel, LLC, a Delaware limited liability company formerly known as Jantzen Apparel Corp. (“Jantzen Apparel”), Supreme Real Estate I, LLC, a Florida limited liability company (“Supreme I”), Supreme Real Estate II, LLC, a Florida limited liability company (“Supreme II”), Supreme Realty, LLC, a Florida limited liability company (“Supreme Realty”), Supreme Munsingwear Canada Inc., a Canada corporation (“Supreme Canada”), Perry Ellis Shared Services Corporation, a Delaware corporation (“PE Shared Services”), Winnsboro DC, LLC, a Delaware limited liability company (“Winnsboro”), Tampa DC, LLC, a Delaware limited liability company (“Tampa DC”), Perry Ellis International Group Holdings Limited, a private company incorporated under the laws of Ireland having its principal place of business in the Bahamas (“Group Holdings”) and Perry Ellis Real Estate, LLC, a Delaware limited liability company formerly known as Perry Ellis Real Estate Corporation (“PE Real Estate” and, together, with Parent, PEI Licensing, Jantzen Apparel, Supreme I, Supreme II, Supreme Realty, Group Holdings, PE Shared Services, Winnsboro, Tampa DC, and Supreme Canada, each individually a “Guarantor” and collectively, “Guarantors”).

W I T N E S S E T H :

WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated October 1, 2002, by and among Agent, Lenders, Borrowers and Guarantors, as amended by Amendment No. 1 to Loan and Security Agreement, dated June 19, 2003, Amendment No. 2 to Loan and Security Agreement, dated September 22, 2003, Amendment No. 3 to Loan and Security Agreement, dated December 1, 2003, Amendment No. 4 to Loan and Security Agreement, dated February 25, 2004, Amendment No. 5 to Loan and Security Agreement, dated July 1,

2004, Amendment No. 6 to Loan and Security Agreement, dated as of September 30, 2004, Amendment No. 7 to Loan and Security Agreement, dated as of February 26, 2005, Amendment No. 8 to Loan and Security Agreement, dated as of September 30, 2005 Amendment No. 9 to Loan and Security Agreement, dated as of February 24, 2006 and Amendment No. 10 to Loan and Security Agreement, dated as of August 28, 2006 (as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”, and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended, modified, supplemented, extended, renewed, restated, or replaced, collectively, the “Financing Agreements”);

WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders extend the term of the Loan Agreement and agree to make certain other amendments to the Loan Agreement, and Agent and Lenders are willing to do so, subject to the terms and conditions set forth in this Amendment No. 11; and

WHEREAS, by this Amendment No. 11, Agent, Lenders, Borrowers and Guarantors desire and intend to evidence such extension and amendments;

NOW, THEREFORE, in consideration of the foregoing, the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

1.1 Additional Definition.

(a) “Amendment No. 11” shall mean Amendment No. 11 to Loan and Security Agreement by and among Agent, Lenders, Borrowers and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(b) “Amendment No. 11 Effective Date” shall mean the first date on which all of the conditions precedent to the effectiveness of Amendment No. 11 shall have been satisfied and/or waived.

(c) “Average Monthly Adjusted Eurodollar Rate” shall mean, for any month, the interest rate per annum equal to the arithmetic average of the Adjusted Eurodollar Rates for each day during such month.”

1.2 Amendments to Definitions.

(a) The definition of “Adjusted Eurodollar Rate” in Section 1.2 of the Loan Agreement is hereby amended by deleting such definition in its entirety and substituting the following therefor:

“1.2 “Adjusted Eurodollar Rate” shall mean, for any day during the term hereof, the rate per annum (rounded upwards,

if necessary, to the next one-sixteenth (1/16) of one (1%) percent) determined by dividing (a) the Eurodollar Rate by (b) a percentage equal to: (i) one (1) minus (ii) the Reserve Percentage. For purposes hereof, “Reserve Percentage” shall mean the reserve percentage, expressed as a decimal, prescribed by any United States or foreign banking authority for determining the reserve requirement which is or would be applicable to deposits of United States dollars in a non-United States or an international banking office of Reference Bank used to fund a Eurodollar Rate Loan or any Eurodollar Rate Loan made with the proceeds of such deposit, whether or not the Reference Bank actually holds or has made any such deposits or loans. The Adjusted Eurodollar Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.”

(b) Each reference to the term “Applicable Margin” in the Loan Agreement or any other Financing Agreement is hereby amended to mean, at any time, as to the Interest Rate for Prime Rate Loans and the Interest Rate for Eurodollar Rate Loans the applicable percentage (on a per annum basis) set forth below if the sum of (A) the Quarterly Average Excess Availability for the immediately preceding fiscal quarter plus (B) the Excess Cash as of the last day of the immediately preceding fiscal quarter, is at or within the amounts indicated for such percentage:

Tier	Quarterly Average Excess Availability plus Excess Cash	Applicable Prime Rate Margin	Applicable Eurodollar Rate Margin
1	$100,000,000 or more	0%	1.05%
2	Greater than or equal to $60,000,000 and less than $100,000,000	0%	1.30%
3	Greater than or equal to $35,000,000 and less than $60,000,000.0%		1.50%
4	Less than $35,000,000	0%	2.00%

provided, that, the Applicable Margin shall be calculated and established once each fiscal quarter (commencing with the fiscal quarter ending on January 31, 2007) and shall remain in effect until adjusted thereafter at the end of the next fiscal quarter

(c) The definition of “Eurodollar Rate” in Section 1.37 of the Loan Agreement is hereby amended by deleting such definition in its entirety and substituting the following therefor:

“1.37 “Eurodollar Rate” shall mean the interest rate per annum equal to the arithmetic average of the rates of interest per annum (rounded upwards, if necessary, to the next one-sixteenth (1/16) of one (1%) percent) at which Reference Bank is offered deposits of United States dollars for a one-month period in the London interbank market (or other Eurodollar Rate market selected by a Borrower or Borrower Agent on behalf of such Borrower and approved by Agent) on or about 9:00 a.m. (New York time) in amounts substantially equal to the aggregate outstanding principal amount of the Eurodollar Rate Loans.”

(d) The definition of “Eurodollar Rate Loans” in Section 1.38 of the Loan Agreement is hereby amended by inserting “Average Monthly” immediately before “Adjusted Eurodollar Rate”.

(e) Clause (n) of the definition of “Eligible Accounts” in Section 1.28 of the Loan Agreement is hereby amended by deleting such clause in its entirety and substituting the following therefor:

“(n) the aggregate amount of such Accounts owing by a single account debtor (other than Wal-Mart, Sam’s Club, Kohls, Mervyns, J.C. Penney, Target, Sears Roebuck & Co., Federated and May) do not constitute more than fifteen (15%) percent of the aggregate amount of all otherwise Eligible Accounts, such Accounts owing by each of Wal-Mart and Sam’s Club (on a combined basis) or Federated and May (on a combined basis) in each case do not constitute more than thirty (30%) percent of the aggregate amount of all otherwise Eligible Accounts, such Accounts owing by Kohls do not constitute more than twenty-five (25%) percent of the aggregate amount of all otherwise Eligible Accounts and such Accounts owing by each of Mervyns, J.C. Penney, Target or Sears Roebuck & Co. do not in each case constitute more than twenty (20%) percent of the aggregate amount of all otherwise Eligible Accounts (but the portion of the Accounts not in excess of the applicable percentages may be deemed Eligible Accounts);”

(f) The definition of “Excess Availability” in Section 1.40 of the Loan Agreement is hereby amended by deleting the two provisos from such definition and replacing them with the following:

“; provided, that, solely for the purposes of determining Quarterly Average Excess Availability in connection with the calculation of the Applicable Margin during any fiscal quarter, Excess Availability shall be calculated without regard to the Loan Limit of any Borrower at Borrower Agent’s option for any monthly period within the fiscal quarter (the “Enhanced Applicable Margin Computation”); provided, further, that, (x) Borrower Agent shall have delivered written notice to Agent, not less than five (5) Business Days prior to the end of the fiscal quarter with respect to which Borrower Agent elects the use of the Enhanced Applicable Margin Computation, which notice shall be irrevocable and shall specify that Borrower Agent elects the use of the Enhanced Applicable Margin Computation and (y) Borrowers shall pay to Agent, for the ratable benefit of the Lenders, a fee in respect of the use of the Enhanced Applicable Margin Computation equal to $15,000 for each month that Borrower Agent has elected the use of the Enhanced Applicable Margin Computation, which fee shall be payable on the last day of the effective fiscal quarter and may be charged to any loan account of Borrowers maintained with Agent.”

(g) All references to the term “Fee Letter” in the Loan Agreement and any of the other Financing Agreements and each such reference is hereby amended to include, in addition and not in limitation, the letter agreement, dated of even date with Amendment No. 11, by and among Borrowers and Wachovia Bank, National Association, as successor by merger to Congress Financial Corporation (Florida), setting forth certain fees payable by Borrowers, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(h) Each reference to the term “Financing Agreements” in the Loan Agreement and any of the other Financing Agreements is hereby amended to include, in addition and not in limitation, collectively, this Amendment No. 11 and the documents, agreements and instruments executed and/or delivered by any Borrower or Guarantor in connection with this Amendment No. 11.

(i) Each reference to the term “Interest Rate” in the Loan Agreement or any of the other Financing Agreements is hereby amended to mean:

(a) Subject to clauses (b) and (c) below:

(i) as to Prime Rate Loans, a rate equal to the Prime Rate;

(ii) as to Eurodollar Rate Loans, a rate equal to one and three-tenths of one (1.30%) percent per annum in excess of the Average Monthly Adjusted Eurodollar Rate.

(b) Subject to clause (c) below, effective as of the first (1st) day of the second month of each fiscal quarter (commencing with the fiscal quarter ending on January 31, 2006), the Interest Rate payable by each Borrower shall be increased or decreased, as the case may be, (i) as to Prime Rate Loans, to the rate equal to the Applicable Margin for Prime Rate Loans on a per annum basis in excess of the Prime Rate, and (ii) as to Eurodollar Rate Loans, to the rate equal to the Applicable Margin for Eurodollar Rate Loans on a per annum basis in excess of the Average Monthly Adjusted Eurodollar Rate.

(c) Notwithstanding anything to the contrary contained in clauses (a) or (b) above, the Applicable Margin otherwise used to calculate the Interest Rate for Prime Rate Loans and Eurodollar Rate Loans shall be the highest percentage set forth in the definition of the term Applicable Margin for each category of Loans (without regard to the amount of Quarterly Average Excess Availability) plus two (2%) percent per annum, at Agent’s option, (i) for the period (A) from and after the effective date of termination or non-renewal of the Loan Agreement until Agent and Lenders have received full and final payment of all outstanding and unpaid Obligations which are not contingent and cash collateral or letter of credit, as Agent may specify, in the amounts and on the terms required under Section 13.1 of the Loan Agreement for contingent Obligations (notwithstanding entry of a judgment against any Borrower or Guarantor) and (B) from and after the date of the occurrence of an Event of Default and for so long as such Event of Default is continuing and (ii) on Loans to a Borrower at any time outstanding in excess of the Borrowing Base of such Borrower (whether or not such excess(es) arise or are made with or without the knowledge or consent of Agent or any Lender and whether made before or after an Event of Default).

1.3 Interpretation. For purposes of this Amendment No. 11, unless otherwise defined herein, all capitalized terms used herein which are defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement.

2. Interest. Section 3.1 of the Loan Agreement is hereby amended by deleting such Section in its entirety and substituting the following therefor:

“3.1 Interest.

(a) Borrowers shall pay to Agent, for the benefit of Lenders, interest on the outstanding principal amount of the Loans at the applicable Interest Rate. All interest accruing hereunder on and after the date of any Event of Default or termination hereof shall be payable on demand.

(b) Subject to the terms and conditions contained herein, any Borrower (or Borrower Agent on behalf of such Borrower) may from time to time request Loans, which request shall be made to Agent; provided, that any such request from a Borrower (or Borrower Agent on behalf of such Borrower) shall specify whether such Loan shall be a Eurodollar Rate Loan or a Prime Rate Loan.

(c) Interest shall be payable by Borrowers to Agent, for the account of Lenders, monthly in arrears not later than the first day of each calendar month and shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed. The interest rate on non contingent Obligations (other than Eurodollar Rate Loans) shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate, effective on the first day of the month after any change in the Prime Rate is announced based on the Prime Rate in effect on the last day of the month in which any such change occurs. In no event shall charges constituting interest payable by Borrowers to Agent and Lenders exceed the maximum amount or the rate permitted under any applicable law or regulation, and if any such part or provision of this Agreement is in contravention of any such law or regulation, such part or provision shall be deemed amended to conform thereto.

(d) Notwithstanding anything to the contrary contained in the Loan Agreement, all Loans made to or for the account of any Borrower that are outstanding on the Amendment No. 11 Effective Date are, and shall be, deemed to be Eurodollar Rate Loans.

(e) Notwithstanding anything to the contrary contained in the Loan Agreement, as of the Amendment No. 11 Effective Date and for each day thereafter, all Loans made by Lenders to any Borrower shall be Eurodollar Rate Loans, except to the extent that (i) any Borrower (or Borrower Agent on behalf of such Borrower) requests a Prime Rate Loan, (ii) Eurodollar Rate Loans are no longer available hereunder or (iii) Eurodollar Rate Loans are converted into Prime Rate Loans, in each case in accordance with the terms of the Loan Agreement.

(f) Each Borrower (or Borrower Agent on behalf of such Borrower) may from time to time request that Eurodollar

Rate Loans be converted to Prime Rate Loans effective as of the first day of the following month. Such request shall be effective only for the month specified and shall be delivered to Agent no later than three (3) Business Days prior to the beginning of such month. Any notice delivered by a Borrower (or Borrower Agent on behalf of such Borrower) to convert Eurodollar Rate Loans to Prime Rate Loans or to continue any existing Prime Rate Loans shall be irrevocable. Notwithstanding anything to the contrary contained herein, Agent and Lenders shall not be required to purchase United States dollar deposits in the London interbank market or other applicable Eurodollar Rate market to fund any Eurodollar Rate Loans, but the provisions hereof shall be deemed to apply as if Agent and Lenders had purchased such deposits to fund the Eurodollar Rate Loans.”

3. Fees. Section 3.2(a) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

“(a) Borrowers shall pay to Agent for the ratable benefit of Lenders monthly an unused line fee at a rate equal to .25% per annum calculated upon the amount by which $70,000,000 for the period commencing October 1 of each year and ending on March 31 of the immediately following year, or $50,000,000 for the period commencing April 1 of each year and ending on September 30 of such year, exceeds the average daily principal balance of the outstanding Loans and Letter of Credit Accommodations during the immediately preceding month (or part thereof) while the Loan Agreement is in effect and for so long thereafter as any Obligations are outstanding.”

4. Changes in Laws and Increased Costs of Loans. Section 3.3 of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“3.3 Additional Provisions Regarding Eurodollar Rate Loans. Notwithstanding anything to the contrary contained herein, all Eurodollar Rate Loans shall, upon notice by Agent to Borrower Agent, convert to Prime Rate Loans (and all Eurodollar Rate Loans made shall be Prime Rate Loans) in the event that (i) any change in applicable law or regulation (or the interpretation or administration thereof) shall either (A) make it unlawful for Agent or any Lender to make or maintain Eurodollar Rate Loans or to comply with the terms hereof in connection with the Eurodollar Rate Loans, or (B) result in the increase in the costs to Agent or any Lender of making or maintaining any Eurodollar Rate Loans or (C) reduce the amounts received or receivable by Agent or any Lender in respect thereof, by an amount deemed by Agent or such Lender to be material or (ii) the cost to Agent or any Lender of making or maintaining any Eurodollar Rate Loans shall otherwise increase by an amount deemed by Agent or such Lender to be material. Borrowers shall pay to Agent, upon demand by Agent (or Agent may, at its option, charge any loan account of any Borrower) any amounts required to compensate Agent or any Lender for any loss (including loss of reasonably anticipated profits), cost or expense incurred by such person as a result of any of the foregoing, including, without limitation, any such loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such person to make or maintain the Eurodollar Rate Loans or any portion thereof. A certificate of Agent setting forth in reasonable detail the basis for the determination and the calculation of such amount necessary to compensate Agent or any Lender as aforesaid shall be delivered to Administrative Borrower and shall be conclusive, absent manifest error. This Section shall survive the termination of non-renewal of this Agreement and the payment of the Obligations.”

5. Term. The first sentence of Section 13.1 (a) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

“(a) This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on February 1, 2009 (the “Renewal Date”) and from year to year thereafter, unless sooner terminated pursuant to the terms hereof; provided, that, except as Agent and Borrower Agent may otherwise agree, in the event that the term of this Agreement shall continue for any additional year after January 1, 2009, Borrowers and Guarantors shall pay to Agent an extension fee in the amount of one-sixth (1/6%) percent of the Maximum Credit which fee shall be earned and payable in full on January 1, 2009 in respect of the extension for each year after the Renewal Date.”

6. Publicly Traded Capital Stock. Notwithstanding anything to the contrary contained in Section 5.2(e) of the Loan Agreement, Borrowers and Guarantors shall not be required to comply with the provisions of Section 5.2(e) with respect to shares of Capital Stock of any issuer owned by Borrowers and Guarantors which are listed on a U.S. National Securities exchange or the NASDAQ Stock Market so long as (a) the aggregate market value of all such Capital Stock of all issuers shall not exceed $5,000,000 and (b) Borrowers and Guarantors shall own less than two (2%) percent of all of the issued and outstanding shares of the Capital Stock of any such issuer.

7. Release of Special Reserve. The Special Reserve in the amount of $1,000,000, which was established pursuant to Amendment No. 1, shall be released effective as of the Amendment No. 11 Effective Date.

8. Amendment Fee. Borrowers shall pay to Agent, for the account of Lenders (in accordance with the arrangements between Agent and Lenders), an amendment and renewal fee on the Amendment No. 11 Effective Date in the amount of $87,500, which shall be fully earned and payable as of the date hereof.

9. Representations, Warranties and Covenants. Borrowers and Guarantors, jointly and severally, represent, warrant and covenant with and to Agent and Lenders as follows, which representations, warranties and covenants shall survive the execution and delivery hereof:

(a) this Amendment No. 11 and all other documents, agreements and instruments executed by any Borrower or Guarantor in connection herewith (together with this Amendment No. 11, the “Amendment Documents”) have been duly authorized, executed and delivered by all necessary action on the part of each Borrower and Guarantor which is a party hereto and, if necessary, their respective stockholders, and are in full force and effect as of the date hereof, and the agreements and obligations of Borrowers and Guarantors contained herein and therein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against them in accordance with their terms except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(b) none of the Amendment Documents nor the transactions contemplated thereby are in contravention of any applicable law, or the terms of any agreement to which any Borrower or Guarantor is a party or by which any property of any Borrower or Guarantor is bound; and

(c) as of the date hereof, no Default or Event of Default exists or has occurred and is continuing.

10. Conditions Precedent. The terms and provisions of this Amendment No. 11 shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

(a) Agent shall have received executed counterparts of this Amendment No. 11, duly authorized, executed and delivered by Borrowers, Guarantors and the Lenders;

(b) Agent shall have received the fee letter, in form and substance satisfactory to Agent, duly authorized, executed and delivered by Borrowers; and

(c) No Default or Event of Default shall exist or have occurred and be continuing.

11. Effect of this Amendment. This Amendment No. 11 and the other Amendment Documents constitute the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersede all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof. Except as expressly provided herein, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment No. 11, the provisions of this Amendment No. 11 shall control.

12. Further Assurances. Each Borrower and Guarantor shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment No. 11.

13. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of Florida (but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of Florida).

14. Binding Effect. This Amendment No. 11 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

15. Counterparts. This Amendment No. 11 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 11, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment No. 11 by telecopier or other method of electronic transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 11. Any party delivering an executed counterpart of this Amendment No. 11 by telecopier or other method of electronic transmission also shall deliver an original executed counterpart of this Amendment No. 11, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 11 as to such party or any other party.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 11 to be duly executed and delivered by their authorized officers as of the day and year first above written.

SUPREME INTERNATIONAL, LLC, formerly known as Supreme International, Inc.

By:	Perry Ellis International, Inc., its Managing Member

By:

Title:

JANTZEN, LLC, formerly known as Jantzen, Inc.

By:	Perry Ellis International, Inc., its Managing Member

By:

Title:

PERRY ELLIS MENSWEAR, LLC, formerly known as Perry Ellis Menswear, Inc.

By:	Perry Ellis International , Inc., its Managing Member

By:

Title:

SALANT HOLDING, LLC, formerly known as Salant Holding Corporation

By:	Perry Ellis International, Inc., its Managing Member

By:

Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

PERRY ELLIS EUROPE LIMITED, formerly known as Farah Manufacturing (U.K.) Limited

By:

Title:

Present when the Common Seal of PERRY ELLIS INTERNATIONAL GROUP HOLDINGS LIMITED hereunto offered

By:

Title:

PERRY ELLIS INTERNATIONAL, INC. PEI LICENSING, INC.

By:

Title:

SUPREME MUNSINGWEAR CANADA, INC.

By:

Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

JANTZEN APPAREL, LLC,
formerly known as Jantzen Apparel Corp.

By:	PEI Licensing, Inc., its Managing Member

By:

Title

SUPREME REAL ESTATE I, LLC

By:.

Title:

SUPREME REAL ESTATE II, LLC

By:.

Title:

SUPREME REALTY, LLC

By:

Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

PERRY ELLIS SHARED SERVICES CORPORATION

By:

Title:

WINNSBORO DC, LLC

By:	Perry Ellis International, Inc., its Managing Member

By:

Title:

TAMPA DC, LLC

By:	Perry Ellis International, Inc., its Managing Member

By:

Title:

PERRY ELLIS REAL ESTATE, LLC, formerly known as Perry Ellis Real Estate Corporation

By:	Perry Ellis International, Inc., its Managing Member

By:

Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

AGREED:

WACHOVIA BANK, NATIONAL ASSOCIATION,
successor by merger to Congress Financial Corporation (Florida), as Agent and a Lender,

By:

Title:	Director

THE CIT GROUP/COMMERCIAL SERVICES, INC.

By:

Title:

THE ISRAEL DISCOUNT BANK OF NEW YORK

By:

Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

AGREED:
WACHOVIA BANK, NATIONAL ASSOCIATION, successor by merger to Congress Financial Corporation (Florida), as Agent and a Lender

By:

Title:
THE CIT GROUP/COMMERCIAL SERVICES, INC.
By:

Title:	VICE PRESIDENT
THE ISRAEL DISCOUNT BANK OF NEW YORK
By:

Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

AGREED:

WACHOVIA BANK, NATIONAL ASSOCIATION,
successor by merger to Congress Financial Corporation (Florida), as Agent and a Lender

By:

Title:

THE CIT GROUP/COMMERCIAL SERVICES, INC.

By:

Title:

THE ISRAEL DISCOUNT BANK OF NEW YORK

By:
David Keinan
Title:	Senior Vice President
Regional Manager for Florida

By:
Dilian G. Schulz
Title:	Senior Vice President

SIGNATURES CONTINUE ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

HSBC BANK USA, NATIONAL ASSOCIATION

By:
Barbara Baltar
First Vice-President

HSBC BUSINESS CREDIT (USA) INC.

By:

Title:

BURDALE FINANCIAL LIMITED

By:

Title:

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

HSBC BANK USA, NATIONAL ASSOCIATION

By:

Title:

HSBC BUSINESS CREDIT (USA) INC.

By:
Title:	AVP

BURDALE FINANCIAL LIMITED

By:

Title:

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

HSBC BANK USA, NATIONAL ASSOCIATION

By:

Title:

HSBC BUSINESS CREDIT (USA) INC.

By:

Title:

BURDALE FINANCIAL LIMITED

By:
Title:	JONATHAN NORTON, DIRECTOR, CREDIT RISK DIRECTOR, STRUCTURED FINANCE

SCHEDULE 1

TO

AMENDMENT NO. 11 TO LOAN AND SECURITY AGREEMENT

Commitments

Lender	Commitment
Wachovia Bank, National Association	$69,500,000

The CIT Group/Commercial Services, Inc.	$57,700,000

HSBC Business Credit (USA) Inc.	$18,000,000

HSBC Bank USA, National Association	$18,000,000

The Israel Discount Bank of New York	$26,400,000

Burdale Financial Limited	$20,400,000

TOTAL	$210,000,000